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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2005

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    0-25226                  22-3285224
           --------                    -------                  ----------
       (State Or Other              (Commission               (IRS Employer
       Jurisdiction Of              File Number)           Identification No.)
       Incorporation)

                   9 Entin Road, Parsippany, New Jersey   07054
                --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))





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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On July 1, 2005, Emerson Radio Corp. ("Emerson") completed the sale of its 53.2% interest in Sport Supply Group, Inc. ("SSG") to Collegiate Pacific Inc. ("CP"). Pursuant to the terms of a Stock Purchase Agreement among Emerson, CP and Emerson Radio (Hong Kong) Limited ("Emerson Radio HK") dated July 1, 2005 (the "Stock Purchase Agreement"), Emerson and Emerson Radio HK sold an aggregate of 4,746,023 shares of SSG for $32.0 million, or $6.74 per share. As a result of the transaction, Emerson will realize net proceeds of approximately $29.4 million, after estimated current taxes and disposition costs. As a result of the sale, SSG is no longer a subsidiary of Emerson. The disposition of all of Emerson's stockholdings in SSG will result in Emerson presenting all historical results of operations of SSG as discontinued operations, commencing with Emerson's reporting of results commencing with Emerson's quarter ending September 30, 2005. The above description of the terms of the Stock Purchase Agreement is qualified in its entirety by the Stock Purchase Agreement, which is being filed with this Current Report on Form 8-K as Exhibit 2.1.

ITEM 7.01 REGULATION FD DISCLOSURE.

On July 5, 2005, Emerson issued a press release announcing the sale of its 53.2% interest in SSG. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, is furnished pursuant to Item
7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b) ProForma Financial Information.

         Pursuant to paragraph (b)(1) of Item 9.01 of Form 8-K, Emerson is furnishing pro forma financial information as set forth in Exhibit 99.1.

         (c) Exhibits

         Exhibit 2.1 Stock Purchase Agreement among Emerson Radio Corp., Collegiate Pacific Inc. and Emerson Radio (Hong Kong) Limited dated July 1, 2005.

         Exhibit 99.1 Press release dated July 5, 2005 (the following Exhibit is furnished as part of this Current Report on Form 8-K).

         Exhibit 99.2 Emerson Radio Corp. and subsidiaries unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005 and unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended March 31, 2005, 2004 and 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EMERSON RADIO CORP.


                                           By: /s/ Guy Paglinco
                                               -------------------------------
                                               Name:  Guy A. Paglinco
                                               Title: Vice President and Chief
                                               Financial Officer

Dated: July 8, 2005